Quarterly Report
February 28, 2022
MFS®  Growth Fund
MEG-Q1

Portfolio of Investments
2/28/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Apparel Manufacturers – 0.9%
NIKE, Inc., “B”	2,576,252	$351,787,211
Biotechnology – 0.6%
Vertex Pharmaceuticals, Inc. (a)	1,080,202	$248,468,064
Broadcasting – 1.1%
Netflix, Inc. (a)	1,141,897	$450,501,204
Brokerage & Asset Managers – 2.4%
Charles Schwab Corp.	7,028,485	$593,625,843
CME Group, Inc.	1,661,149	392,911,573
		$986,537,416
Business Services – 5.7%
Clarivate PLC (a)	10,378,058	$155,463,309
CoStar Group, Inc. (a)	4,352,275	265,532,298
Equifax, Inc.	1,413,021	308,519,005
MSCI, Inc.	1,428,653	716,740,923
PayPal Holdings, Inc. (a)	3,120,340	349,259,656
Verisk Analytics, Inc., “A”	3,044,664	539,940,714
		$2,335,455,905
Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	784,076	$471,841,255
Computer Software – 22.3%
Adobe Systems, Inc. (a)	3,123,774	$1,460,926,624
Atlassian Corp. PLC, “A” (a)	669,232	204,597,607
Autodesk, Inc. (a)	1,956,605	430,903,119
Black Knight, Inc. (a)	1,364,620	76,677,998
Bumble, Inc., “A” (a)	1,513,294	38,785,725
Cadence Design Systems, Inc. (a)	2,006,600	303,859,438
Intuit, Inc.	2,068,409	981,191,178
Microsoft Corp.	16,318,024	4,875,662,391
salesforce.com, inc. (a)	2,332,872	491,139,542
Synopsys, Inc. (a)	796,671	248,872,054
		$9,112,615,676
Computer Software - Systems – 7.5%
Apple, Inc.	12,432,717	$2,052,890,231
Block, Inc., “A” (a)	1,169,767	149,145,292
ServiceNow, Inc. (a)	870,893	505,048,269
Shopify, Inc. (a)	51,776	35,946,006
TransUnion	3,816,876	346,419,666
		$3,089,449,464
Construction – 2.9%
Sherwin-Williams Co.	2,351,483	$618,745,722
Vulcan Materials Co.	3,196,047	579,922,728
		$1,198,668,450
Consumer Products – 2.4%
Colgate-Palmolive Co.	4,971,179	$382,532,224
Estee Lauder Cos., Inc., “A”	1,971,816	584,308,235
		$966,840,459

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 0.4%
Uber Technologies, Inc. (a)	4,665,777	$168,107,945
Electrical Equipment – 1.5%
AMETEK, Inc.	2,897,822	$376,108,318
Johnson Controls International PLC	3,424,718	222,469,681
		$598,577,999
Electronics – 6.0%
Applied Materials, Inc.	2,107,813	$282,868,505
ASML Holding N.V., ADR (a)	634,130	422,653,986
Lam Research Corp.	906,001	508,583,661
NVIDIA Corp.	5,177,412	1,262,511,916
		$2,476,618,068
Gaming & Lodging – 1.2%
Hilton Worldwide Holdings, Inc. (a)	2,325,415	$346,161,277
MGM Resorts International	2,973,908	131,714,385
		$477,875,662
General Merchandise – 0.1%
Dollar General Corp.	309,847	$61,455,054
Insurance – 1.0%
Aon PLC	1,448,813	$423,256,230
Internet – 10.6%
Alphabet, Inc., “A” (a)	958,174	$2,588,162,118
Alphabet, Inc., “C” (a)	287,756	776,313,892
Match Group, Inc. (a)	2,922,609	325,841,678
Meta Platforms, Inc., “A” (a)	3,023,430	638,034,433
		$4,328,352,121
Leisure & Toys – 1.6%
Activision Blizzard, Inc.	1,927,858	$157,120,427
Electronic Arts, Inc.	2,445,274	318,105,695
Roblox Corp., “A” (a)	1,659,029	85,556,125
Take-Two Interactive Software, Inc. (a)	513,158	83,131,596
		$643,913,843
Machinery & Tools – 0.6%
Roper Technologies, Inc.	529,282	$237,234,778
Medical & Health Technology & Services – 0.9%
ICON PLC (a)	1,519,541	$361,665,953
Medical Equipment – 9.3%
Abbott Laboratories	5,810,637	$700,879,035
Becton, Dickinson and Co.	565,651	153,449,803
Boston Scientific Corp. (a)	13,513,537	596,892,930
Danaher Corp.	3,427,566	940,558,386
Edwards Lifesciences Corp. (a)	3,265,919	366,991,318
STERIS PLC	806,201	193,488,240
Thermo Fisher Scientific, Inc.	1,559,524	848,381,056
		$3,800,640,768
Network & Telecom – 0.3%
Equinix, Inc., REIT	155,589	$110,426,181

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 6.0%
American Express Co.	322,924	$62,821,635
Mastercard, Inc., “A”	3,701,658	1,335,632,240
Visa, Inc., “A”	4,961,421	1,072,262,306
		$2,470,716,181
Pharmaceuticals – 1.3%
Zoetis, Inc.	2,825,998	$547,254,513
Railroad & Shipping – 0.5%
Canadian Pacific Railway Ltd.	2,753,746	$193,533,269
Restaurants – 0.8%
Chipotle Mexican Grill, Inc., “A” (a)	150,063	$228,598,471
Starbucks Corp.	972,058	89,225,204
		$317,823,675
Specialty Chemicals – 0.3%
Air Products & Chemicals, Inc.	449,742	$106,274,035
Specialty Stores – 8.8%
Amazon.com, Inc. (a)	1,029,548	$3,162,009,590
Lululemon Athletica, Inc. (a)	467,366	149,529,078
Ross Stores, Inc.	1,344,381	122,862,980
Sea Ltd., ADR (a)	1,012,804	147,464,262
		$3,581,865,910
Telecommunications - Wireless – 0.6%
American Tower Corp., REIT	1,023,272	$232,149,719
Total Common Stocks		$40,349,907,008
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 0.06% (v)	515,903,415	$515,903,415

Other Assets, Less Liabilities – 0.1%		30,659,077
Net Assets – 100.0%		$40,896,469,500
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $515,903,415 and $40,349,907,008, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
2/28/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$40,349,907,008	$—	$—	$40,349,907,008
Mutual Funds	515,903,415	—	—	515,903,415
Total	$40,865,810,423	$—	$—	$40,865,810,423
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$475,301,471	$809,689,961	$769,088,017	$—	$—	$515,903,415

Supplemental Information (unaudited) – continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$51,553	$—
(3) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(4) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.